Exhibit 99.3

NASDAQ: HMSY

Third Quarter 2007 Investor Call

Robert M. Holster, CEO

William C. Lucia, President

Walter D. Hosp, CFO

Contact:

Christine Rogers

ir@hmsy.com

212.857.5423

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors;
(vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2006.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,”
“confident,” “anticipate,” “expected,” “strong,” “potential,” and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

Third Quarter 2007 Earnings Call

Third Quarter 2007 Earnings Call

Discussion Outline

Q3 2007 financial performance

Organic growth

New business

Program Integrity

2007/2008 guidance

Q & A

Consolidated Statements of Income ($ in thousands)

Third Quarter 2007 Earnings Call

Three Months Ended September 30

2007

2006

Revenue

$37,684

       $21,091

Cost of Services:

    Compensation

14,422

8,992

    Data Processing

2,628

1,783

    Occupancy

2,172

1,606

    Direct project costs

5,498

3,259

    Other operating costs

4,141

2,130

    Amortization of acquisition related intangibles

1,154

2,827

          Total cost of services

$30,015

        $20,597

Operating income

$7,669

           $494

Net interest (expense)/ income

(326)

119

Income before income taxes

$7,343

           $613

Income taxes

3,202

248

Income from continuing operations

4,141

365

Discontinued operations:

Income from discontinued operations

         -

255

          Net income

$4,141

$ 620

Condensed Balance Sheets ($ in thousands)

Third Quarter 2007 Earnings Call

September 30, 2007

December 31, 2006

Assets

Current assets:

        Cash and cash equivalents and short-term investments

                     $6,723

                  $12,527

        Accounts receivable, net

                     39,555

                     30,930

        Prepaid expenses and other current assets

                        3,475

                        5,352

               Total current assets

                  $49,753

                  $48,809

Property and equipment, net

                     14,934

                     12,160

Other non-current assets

                  107,277

                   96,274

Total assets

            $171,964

            $157,243

Liabilities and Shareholders' Equity

Current liabilities:

        Accounts payable, accrued expenses and other liabilities

                  $15,591

                  $15,670

        Current portion of long-term debt

                        6,300

                        7,875

               Total current liabilities

                     21,891

                     23,545

Long-term debt

                     18,900

                     23,625

Other liabilities

                        3,029

                        3,166

Total liabilities

                  $43,820

                  $50,336

Total shareholders' equity

                  128,144

                  106,907

Total liabilities and shareholders' equity

            $171,964

            $157,243

Condensed Statements of Cash Flow ($ in thousands)

Third Quarter 2007 Earnings Call

Nine Months Ended

September 30

2007

                               2006

Net income

      $10,920

                  $3,460

Net cash provided by operating activities

       $13,793

                  $7,837

Net cash used in investing activities

      (22,245)

               (40,853)

Net cash provided by financing activities

         2,648

                  35,559

Net (decrease)/ increase in cash and cash
equivalents

      $(5,804)

                  $2,543

Net cash provided by discontinued operations

     -

                           416

Cash / cash equivalents at beginning of period

            $12,527

                  $3,641

Cash / cash equivalents at end of period

                $6,723

                  $6,600

Third Quarter 2007 Earnings Call

EBITDA Reconciliation ($ in thousands)

Three Months Ended
September 30

2007

2006

        Net income

              $4,141

                    $620

        Net interest expense (income)

                      326

(119)

        Income taxes

                 3,202

248

        Depreciation and amortization, net of deferred
        financing costs included in net interest expense

                 2,611

                 3,718

Earnings before interest, taxes, depreciation
and amortization  (EBITDA)

          $10,280

$4,467

        Share based compensation expense

                     418

                     463

Adjusted EBITDA

          $10,698

              $4,930

Organic Growth ($ in thousands)

Third Quarter 2007 Earnings Call

Three Months Ended
September 30

2007

2006

% Change

HMS Reported Revenue

$37,684

$21,091

BSPA Revenue July-August 2006

           -

10,029

Adjusted Revenue

$37,684

$31,120

21.1%

Third Quarter 2007 Earnings Call

New Business

Managed Care

Centene Corp.

Vista Healthplan, Inc. (60K lives)

Preferred Care (20K lives)

Driscoll Children’s Health Plan (32K lives)

Program Integrity

Virginia DRG

Program Integrity: Emerging Opportunity

Rising healthcare costs and budgetary
pressures forcing focus on payment accuracy
and efficiency

CMS created Medicaid Integrity Program to:

Identify fraud, waste, and abuse

Audit claims

Identify overpayments

Educate providers

Third Quarter 2007 Earnings Call

Program Integrity

Third Quarter 2007 Earnings Call

Program Integrity: Permedion Synergies

2007/2008 Guidance

Third Quarter 2007 Earnings Call

Third Quarter 2007 Earnings Call

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted
EBITDA represents EBITDA adjusted for share based compensation expense. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes
EBITDA and adjusted EBITDA information is useful to investors for these reasons. Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable
GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted
EBITDA to net income in this presentation.

NASDAQ: HMSY